UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549
_____________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of earliest event
  reported:  December 5, 2011

American Airlines, Inc.
(Exact name of registrant as specified in its charter)

          Delaware                                     1-2691                                      13-1502798       _
(State of Incorporation) ( Commission File Number)     (IRS Employer Identification No.)

4333 Amon Carter Blvd.      Fort Worth, Texas              76155
(Address of principal executive offices)                                                                             (Zip Code)

                     (817) 963-1234                 _
          (Registrant's telephone number)

           (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01   Other Events

Reference is made to that certain Indenture dated as of March 15, 2011 (the Indenture) among American Airlines, Inc. (American), AMR Corporation, U.S. Bank National Association, as trustee and Wilmington Trust Company, as collateral trustee, relating to American’s 7.50% Senior Secured Notes due 2016 (the Notes). Pursuant to the Indenture, American is required to deliver to the trustee and the collateral trustee periodic appraisals establishing the appraised value of the collateral for the Notes, and American is required to furnish a summary of each such appraisal to the trustee, which summary is required to be made publicly available. For purposes of making it publicly available, American is furnishing herewith a copy of the summary of the appraisal most recently furnished to the trustee, which is attached as Exhibit 99.1.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

             American Airlines, Inc.

/s/ Kenneth W. Wimberly
Kenneth W. Wimberly
Corporate Secretary

Dated:  December 5, 2011

EXHIBIT INDEX

Exhibit 99.1	Description Summary of Appraisal

SUMMARY OF APPRAISAL

Re: American Airlines, 7.5% Senior Secured Notes due 2016

Delivery of Appraisal of Collateral dated November 28, 2011

Reference is made to the Indenture, dated as of March 15, 2011, among American Airlines, Inc. (the “Company”), AMR Corporation, U.S. Bank National Association, as trustee and Wilmington Trust Company, as collateral trustee (as amended, supplemented or otherwise modified from time to time, the “Indenture”). Capitalized terms used but not defined herein have the meanings assigned to them in the Indenture. Pursuant to Section 4.19 of the Indenture, the Company has delivered to the Trustee and the Collateral Trustee an Appraisal establishing the value of the Collateral. Pursuant to Section 4.03 (b) of the Indenture, the following is a summary report of the Appraisal:

The Appraisal, dated November 28, 2011, using a discount rate of 11.5% and a perpetuity growth rate of 1.5% lists the Appraised Value of the Collateral as $1,526,511,000.

The Appraisal is subject to a number of significant assumptions, limitations and risks, and was prepared based on certain specified methodologies described therein, including a discounted net present value methodology to projected annual cash flows of certain of the Company’s scheduled services. The Appraisal may not accurately reflect the fair market or realizable value of the Collateral. An appraisal that is subject to different assumptions, limitations and risks, and is based on other methodologies, may result in valuations that are materially different from those contained in the Appraisal.